EXHIBIT 99.3

2006 PERFORMANCE-BASED DEFERRED STOCK AGREEMENT

THIS 2006 PERFORMANCE-BASED DEFERRED STOCK AGREEMENT (this “Agreement”), which contains the terms and conditions for the shares referred to in the 2006 Performance-Based Deferred Stock Award Letter delivered in hard copy or electronically to Participant (“2006 Award Letter”), is by and between THE WILLIAMS COMPANIES, INC., a Delaware corporation (the “Company”) and the individual identified on the last page hereof (the “Participant”).

1. Grant of Deferred Stock. Subject to the terms and conditions of The Williams Companies, Inc. 2002 Incentive Plan, as amended from time to time (the “Plan”), this Agreement, and the 2006 Award Letter, the Company hereby grants to the Participant an award (the “Award) of       shares effective      (the “Effective Date”). The Award, which is subject to adjustment under the terms of this Agreement, gives the Participant the opportunity to earn the right to receive the number of shares of the Common Stock of the Company shown in the prior sentence. These shares, together with any other shares that are payable under this Agreement, are referred to in the Agreement as “Deferred Stock.” Until the Participant both becomes entitled to payment of the Deferred Stock under the terms of Paragraph 5 and is paid such shares under the terms of Paragraph 6, the Participant shall have no rights as a stockholder of the Company with respect to the Deferred Stock.

2. Incorporation of Plan. The Plan is hereby incorporated herein by reference and all capitalized terms used herein which are not defined in this Agreement shall have the meaning set forth in the Plan. The Participant acknowledges that he or she has received a copy of, or has online access to, the Plan, and hereby accepts the Deferred Stock subject to all the terms and provisions of the Plan and this Agreement.

3. Committee Decisions and Interpretations; Committee Discretion. The Participant hereby agrees to accept as binding, conclusive and final all actions, decisions and/or interpretations of the Committee, its delegates, or agents, upon any questions or other matters arising under the Plan or this Agreement.

4. Performance Measures; Number of Shares Payable to the Participant.

(a) Performance measures established by the Committee shall be based on targeted levels of improvement in “Economic Value Added®”. “Economic Value Added®” or “EVA®” means that metric that measures the true economic profit of a business after taking into account the cost of all capital employed. In general, EVA of the Company for a Performance Period (as defined below) is computed as the Company’s net operating profit after taxes minus the Company’s cost of capital for such Performance Period, subject to such adjustments as may be made pursuant to the EVA Measurement Manual adopted by the Committee. The Committee establishes (i) “Threshold,” “Target” and “Stretch” goals for EVA improvement during the Performance Period and (ii) the designated numbers of shares of Deferred Stock that may be received by a Participant if each such goal, or an EVA improvement attainment level not precisely equal to any of the three established goals, is met during the Performance Period, all as more fully described in Subparagraphs 4(b) through 4(c) below. The number of shares of Deferred Stock that may be received by the Participant if the Target improvement goal is reached is set forth in Paragraph 1 above.

(b) The Participant’s Award as reflected in Paragraph 1 above equals that number of shares of Deferred Stock (“Target Number of Shares”) Participant may earn upon (i) certification by the Committee that 100% of the Target goal for EVA improvement for the Performance Period has been met and (ii) satisfaction all of the other conditions set forth in Paragraph 5 below.

(c) Subject to the Committee’s discretion as set forth in Subparagraph 4(d) below and to satisfaction of all other conditions set forth in Paragraph 5 below, the actual number of  shares earned by and payable to Participant upon certification of EVA improvement results and satisfaction of all other conditions set forth in Paragraph 5 below will be determined on a continuum ranging from 0% (at the Threshold goal) to 200% (at the Stretch goal) of the Target Number of Shares depending on the level of EVA improvement certified by the Committee at the end of the Performance Period.

(d) Notwithstanding (i) any other provision of this Agreement or the Plan or (ii) certification by the Committee that an improvement in EVA performance above the Threshold goal has been achieved during the Performance Period, the Committee may in its sole and absolute discretion reduce, but not below zero (0), the number of shares of Deferred Stock payable to the Participant based on such factors as it deems appropriate, including but not limited to Company’s performance. Accordingly, any reference in this Agreement to shares of Deferred Stock that (i) become payable, (ii) may be received by a Participant or (iii) are earned by a Participant, and any similar reference, shall be understood to mean the number of shares that are received, payable or earned after any such reduction is made.

5. Entitlement to Payment of Deferred Stock.

(a) Except as otherwise provided in Subparagraphs 5(b) – 5(f) below and subject to the provisions of Subparagraph 4(d) above, the Participant shall become entitled to payment of  shares of Deferred Stock under this Agreement only if and at the time that both of the following conditions are fully satisfied:

(i) The Participant remains an active employee of the Company or any of its parents, subsidiaries or affiliates until March 3 of the third year following the year that contains the Effective Date (the “Maturity Date”); and

(ii) The Committee certifies that the Company has met an EVA performance improvement level above the Threshold goal as defined by the Committee for the three-year performance period beginning January 1, 2006 (the “Performance Period”). Certification, if any, by the Committee for the Performance Period shall be made by the Maturity Date or as soon thereafter as is administratively practicable.

(b) If a Participant dies, becomes Disabled (as defined below) or qualifies for Retirement (as defined below) prior to the Maturity Date while an active employee of the Company or any of its parents, subsidiaries or affiliates, at but not prior to the Maturity Date the Participant shall be deemed to have satisfied the condition set forth in Subparagraph 5(a)(i) above and, accordingly, if, when and to the extent the Committee certifies that the performance measures for the Performance Period are satisfied under Subparagraph 5(a)(ii) above, the Participant shall become entitled to payment of that number of shares of Deferred Stock the Participant might otherwise have received for the Performance Period in accordance with Paragraph 4 above pro rated to reflect that portion of the Performance Period prior to such Participant’s death, becoming Disabled or qualifying for Retirement. The pro rata number of shares to which the Participant may become entitled to payment in such case shall equal that number determined by multiplying (i) the number of shares of Deferred Stock the Participant might otherwise have received for the Performance Period in accordance with Paragraph 4 above times (ii) a fraction, the numerator of which is the number of full and partial months in the period that begins the month following the month that contains the Effective Date and ends on (and includes) the date of the Participant’s death, becoming Disabled or Retirement, and the denominator of which is the total number of full and partial months in the period that begins the month following the month that contains the Effective Date and ends on (and includes) the Maturity Date.

(c) As used in this Agreement, the terms “Disabled” and “Retirement” shall have the following respective meanings:

(i) A Participant shall be considered Disabled if such Participant (A) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (B) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer. Notwithstanding the forgoing, all determinations of whether a Participant is Disabled shall be made in accordance with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and the guidance thereunder.

(ii) A Participant qualifies for Retirement only if such Participant separates from service, within the meaning of Code Section 409A(a)(2)(A)(i), after attaining age fifty-five (55) and completing at least five (5) years of service with the Company or any of its parents, subsidiaries or affiliates.

(d) If a Participant’s employment with the Company or any of its parents, subsidiaries or affiliates terminates prior to the Maturity Date but within two (2) years following a Change in Control (as defined below), either voluntarily for Good Reason or involuntarily (other than due to Cause), the Participant shall become entitled to payment upon such termination of that number shares of Deferred Stock equal to the number of shares that might otherwise be received by the Participant upon achievement of the Target goal. For purposes of this Agreement, Change in Control means an event that qualifies as a Change in Control Event as defined in Section 409A of the Code and guidance thereunder.

(e) If the Participant’s employment with the Company or any of its parents, subsidiaries or affiliates is terminated by the respective employing entity prior to the Maturity Date and the Participant either receives benefits under a severance pay plan or program maintained by the Company or receives benefits under a separation agreement with the Company, at but not prior to the Maturity Date the Participant shall be deemed to have satisfied the condition set forth in Subparagraph 5(a)(i) above and, accordingly, if, when and to the extent the Committee certifies that the performance measures for the Performance Period are satisfied under Subparagraph 5(a)(ii) above, the Participant shall become entitled to payment of that number of shares of Deferred Stock the Participant might otherwise have received for the Performance Period in accordance with Paragraph 4 above pro rated to reflect that portion of the Performance Period prior to the Participant’s termination of employment. The pro rata number of shares which may be payable to Participant on but not prior to the Maturity Date in such case shall equal that number determined by multiplying (i) the number of shares of Deferred Stock the Participant might otherwise have received for the Performance Period in accordance with Paragraph 4 above times (ii) a fraction, the numerator of which is the number of full and partial months in the period that begins the month following the month that includes the Effective Date and ends on (and includes) the date of the Participant’s termination of employment, and the denominator of which is the number of full and partial months in the period that begins the month following the month that contains the Effective Date and ends on (and includes) the Maturity Date

(f) If the Participant’s employment with the Company or any of its parents, subsidiaries or affiliates is terminated by the respective employing entity prior to the Maturity Date due to a sale of a business or the outsourcing of any portion of a business, and the Company or any of its parents, subsidiaries or affiliates fails to make an offer of comparable employment, as defined a severance plan or program maintained by the Company, to the Participant, then at but not prior to the Maturity Date the Participant shall be deemed to have satisfied the condition set forth in Subparagraph 5(a)(i) above and, accordingly, if, when and to the extent the Committee certifies that the performance measures for the Performance Period are satisfied under Subparagraph 5(a)(ii) above, the Participant shall become entitled to that number of shares of Deferred Stock the Participant might otherwise have received for the Performance Period in accordance with Paragraph 4 above pro rated to reflect that portion of the Performance Period prior to the Participant’s termination of employment. The pro rata number of shares to which Participant may become entitled to payment on but not prior to the Maturity Date in such case shall equal that number of shares determined by multiplying (i) the number of shares of Deferred Stock the Participant might otherwise have received for the Performance Period in accordance with Paragraph 4 above times (ii) a fraction, the numerator of which is the number of full and partial months in the period that begins the month following the month that contains the Effective Date and ends on (and includes) the date of the Participant’s termination of employment, and the denominator of which is the total number of full and partial months in the period that begins the month following the month that contains the Effective Date and ends on (and includes) the Maturity Date.

For purposes of this Subparagraph 5(f), a Termination of Affiliation shall constitute a termination of employment.

6. Payment of Deferred Stock.

(a) All shares of Deferred Stock that become payable in accordance with Paragraph 5 above shall be paid immediately following the date on which the Participant becomes entitled to payment thereof or, in the case of the Participant’s death, his or her beneficiary under the Plan, or if no beneficiary has been designated, to his or her estate. In no event, however, shall such payment be made later than March 15 of the year following the year in which the Participant became entitled to such payment and, if the Participant became entitled to payment under Subparagraph 4(d) above in connection with a Change in Control and he or she was a key employee within the meaning of Code Section 409A(a)(2)(B)(i), payment shall not in any case be made sooner than six (6) months following the date on which the Participant became entitled to such payment.

(b) Deferred Stock that becomes payable under this Agreement will be paid by the Company by the delivery to the Participant, or the Participant’s beneficiary or legal representative, as soon as practicable, after the Participant is entitled to the payment of Deferred Stock, of one or more certificates (or other indicia of ownership) of Williams Common Stock equal in number to the number of shares of Deferred Stock otherwise payable under this Agreement less the number of shares required to cover minimum statutory withholding requirements. Notwithstanding the foregoing, to the extent permitted by Code Section 409A and the guidance issued by the Internal Revenue Service thereunder, if federal employment taxes become due upon the Participant’s becoming entitled to payment of Deferred Stock, the number of shares of Deferred Stock necessary to cover minimum statutory withholding requirements (and federal income taxes thereon) will be used to satisfy such requirements upon such entitlement.

7. Payment of Dividend Equivalents. If, at anytime, a dividend is paid on the Common Stock of the Company in cash or otherwise, an equivalent amount per share will be paid to the Participant based on the lesser of the Target Number of Shares of Deferred Stock or that number of shares of Deferred Stock then standing in the Participant’s name in the books and records of the Company. Upon conversion of Deferred Stock into Common Stock hereunder, the right to payment of Dividend Equivalents under this provision will cease. In this regard, following the date on which shares of Deferred Stock become payable but prior to the date of payment thereof, the number of shares of Deferred Stock standing in the Participant’s name shall be adjusted to equal the number of shares of Deferred Stock payable under Paragraph 5 above.

8. Other Provisions.

(a) The Participant understands and agrees that payments under this Agreement shall not be used for, or in the determination of, any other payment or benefit under any continuing agreement, plan, policy, practice or arrangement providing for the making of any payment or the provision of any benefits to or for the Participant or the Participant’s beneficiaries or representatives, including, without limitation, any employment agreement, any change of control severance protection plan or any employee benefit plan as defined in Section 3(3) of ERISA, including, but not limited to qualified and non-qualified retirement plans.

(b) The Participant agrees and understands that stock certificates (or other indicia of ownership) issued may be held as collateral for monies he/she owes to Company or any of its parents, affiliated or subsidiary companies or their vendor(s) contracted to provide business tools or services for use by Participant in his or her employment, including but not limited to personal loan(s), Company credit card debt, relocation repayment obligations or benefits from any plan that provides for pre-paid educational assistance.

(c) Except as provided in Subparagraphs 5(b) through 5(f) above, in the event that the Participant’s employment with the Company or any of its parents, subsidiaries or affiliates terminates prior to the Maturity Date, such Deferred Stock shall be forfeited.

(d) The Participant acknowledges that this Award and similar awards are made on a selective basis and are, therefore, to be kept confidential.

(e) Neither the Deferred Stock, nor the Participant’s interest in the Deferred Stock, may be sold, assigned, transferred, pledged or otherwise disposed of or encumbered at any time prior to both (i) the Participant’s becoming entitled to payment of the Deferred Stock and (ii) payment of such Deferred Stock under this Agreement.

(f) If the Participant at any time forfeits any or all of the Deferred Stock pursuant to this Agreement, the Participant agrees that all of the Participant’s rights to and interest in the Deferred Stock shall terminate upon forfeiture without payment of consideration.

(g) The Committee shall make determination as to whether an event has occurred resulting in the forfeiture of the Deferred Stock, in accordance with this Agreement, and all determinations of the Committee shall be final and conclusive.

(h) With respect to the right to receive payment of the Deferred Stock under this Agreement, nothing contained herein shall give the Participant any rights that are greater than those of a general creditor of the Company.

(i) The obligations of the Company under this Agreement are unfunded and unsecured. Each Participant shall have the status of a general creditor of the Company with respect to amounts due, if any, under this Agreement.

(j) The parties to this Agreement intend that this Agreement meet the requirements of Code Section 409A and recognize that it may be necessary to modify this Agreement and/or the Plan to reflect guidance under Code Section 409A issued by the Internal Revenue Service.

(k) The Participant shall become a party to this Agreement by accepting the Award either electronically or in writing in accordance with procedures of the Committee, its delegates or agents.

(l) Nothing in this Agreement or the Plan shall interfere with or limit in any way the right of the Company or an Affiliate to terminate the Participant’s employment or service at any time, nor confer upon the Participant the right to continue in the employ of the Company and/or Affiliate.

9. Notices. All notices to the Company required hereunder shall be in writing and delivered by hand or by mail, addressed to The Williams Companies, Inc., One Williams Center, Tulsa, Oklahoma 74172, Attention: Stock Administration Department. Notices shall become effective upon their receipt by the Company if delivered in the foregoing manner.

THE WILLIAMS COMPANIES, INC.

By:
Robyn L. Ewing
Vice President

Participant:
SSN: